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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                    November 3, 1997
                           -------------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)


                                     TOPRO, INC.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


      Colorado                         0-19167                    84-1042227
--------------------------------     -----------              ----------------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
  incorporation or organization)     File No.)                   I.D. Number)


2525 West Evans Avenue, Denver, Colorado                           80219
----------------------------------------                         ----------
(Address of principal executive offices)                         (zip code)

                                   (303) 935-1221
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    After market close on November 3, 1997 Topro, Inc. publicly announced information via a Press Release, which is filed as Exhibit 20.1 hereto and incorporated by this reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits.  The following exhibit is filed with this Report:

         20.1   Press Release dated November 3, 1997



                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Topro, Inc.

Date: November 3, 1997                 By: /s/ Douglas H. Kelsall
                                          ---------------------------------
                                          Douglas H. Kelsall
                                          Vice President and CFO






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